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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 3, 2005

                            HERITAGE BANKSHARES, INC
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             (Exact name of registrant as specified in its charter)

         Virginia                      0-11255                   54-1234322
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

    200 East Plume Street, Norfolk, Virginia                        23510
    ----------------------------------------                     ----------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   757-523-2600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 to this report is a press release dated February 3, 2005. Such exhibit is being furnished pursuant to this Item 2.02, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1   Press Release issued by Heritage Bankshares, Inc., on February 3, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HERITAGE BANKSHARES, INC.
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                                      (Registrant)

Date: February 3, 2005

                                      /s/ Catherine P. Jackson
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                                      (Catherine P. Jackson)
                                      (Executive V.P. & Chief Financial Officer)